SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 17, 2002
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                           SENESCO TECHNOLOGIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         Delaware                       001-31326                84-1368850
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



303 George Street, Suite 420, New Brunswick, New Jersey                 08901
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



Registrant's telephone number, including area code   (732) 296-8400
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.     OTHER EVENTS.

     The common stock, $0.01 par value per share (the "Common Stock"), of Senesco Technologies, Inc. (the "Company") was listed for trading on the American Stock Exchange ("Amex") effective May 17, 2002. The Common Stock will trade on the Amex under the ticker symbol "SNT." Prior to being listed on the Amex, the Company's Common Stock was traded on the NASD OTC Bulletin Board under the ticker symbol SENO.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

            Exhibit No.             Description of Exhibits
            -----------             -----------------------

              99.1 Press Release dated May 17, 2002, announcing listing of Common Stock on the Amex.



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

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SENESCO TECHNOLOGIES, INC.



                                        By: /s/ Bruce C. Galton
                                           -------------------------------------
                                           Bruce C. Galton
                                           President and Chief Executive Officer

May 20, 2002


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